UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2017

Hamilton Lane Incorporated
(Exact Name of Registrant as Specified in its charter)

Delaware	001-38021	26-2482738
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Presidential Blvd., 4th Floor, Bala Cynwyd, PA	19004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 934-2222

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 19, 2017, Hamilton Lane Incorporated (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) for the purposes of (i) electing the Class I directors named in the Company’s proxy statement and (ii) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018. As of the record date of August 3, 2017, there were 19,265,873 shares of our Class A common stock (each entitled to one vote per share) and 27,935,255 shares of our Class B common stock (each entitled to 10 votes per share) outstanding. The Class A common stock and Class B common stock vote as a single class on all matters. Of the total 47,201,128 shares of the Company’s common stock outstanding and eligible to vote, shares entitled to cast 228,645,232 votes were represented at the Annual Meeting. The results of the stockholder vote are set forth below.

Proposal 1 — Election of Class I Directors

The Company’s stockholders elected both Class I nominees for director as named in the Company’s proxy statement, each to serve a three-year term until our 2020 annual meeting of stockholders and until a successor is duly elected and qualified or until his earlier death, resignation or removal. Information as to the vote on each director standing for election is provided below.

Name	Votes For	Votes Withheld	Broker Non-Votes
David J. Berkman	225,461,164	2,134,188	1,049,880
O. Griffith Sexton	223,787,345	3,808,007	1,049,880

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending March 31, 2018

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
228,638,375	5,966	891	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMILTON LANE INCORPORATED

Date: September 20, 2017

	By:	/s/ Lydia A. Gavalis
		Name:	Lydia A. Gavalis
		Title:	General Counsel and Secretary